EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), effective as of July 28, 2023 (the “Effective Date”), is entered into by and between TPT GLOBAL TECH, INC., (the “Buyer”), SELLERS LISTED ON EXHIBIT “A” (the “Sellers”) and BROADBAND INFRASTRUCTURE, INC. (the “Company”), which joins this Agreement to provide certain warranties and representations.

WHEREAS:

A. The Sellers and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. The Buyer desires to purchase and the Sellers desire to issue and sell, upon the terms and conditions set forth in this Agreement, all of the outstanding common shares of stock, 100% ownership, of Broadband Infrastructure, Inc. for the aggregate principal amount of USD $9,000,000.00.

NOW THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged the Sellers and the Buyer severally (and not jointly) hereby agree as follows:

AGREEMENT

1. PURCHASE AND SALE

Consideration for Acquisition. The consideration deliverable at Closing (as herein defined) by Buyer to Sellers is as follows: In consideration for 100% of the ownership of Broadband Infrastructure, Inc., currently all in common shares of the Company:

a)     The Buyer will issue to Sellers six hundred thousand (600,000) shares of TPT Global Tech, Inc. restricted Series E Convertible Preferred Stock with a stated price of $5.00 USD per share with the Designation of Rights and Privileges as set forth in Exhibit C to those Sellers as allocated according to ownership as set forth on Exhibit A. Sellers agree to sign the Subscription Agreement attached as Exhibit B;

b)   The Sellers will receive a promissory note in the amount of six million dollars ($6,000,000) USD. It is agreed by both parties that this promissory note (“Promissory Note”) will be paid by the Buyer from proceeds raised from its existing Reg A capital raise (pre-Up list to a major US Stock Exchange) or its proposed Form S-1 filing in conjunction with a capital raise and listing on a major US Stock Exchange. The form of Promissory Note shall be provided during the due diligence period hereafter defined.

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c) Together with the Closing, Buyer shall grant Sellers a security interest in the stock of Company to secure Buyer’s obligation under the Promissory Note and this Agreement. To protect the Sellers, Buyer shall execute the Security and Pledge Agreement with covenants set forth in the Security and Pledge Agreement as Exhibit D to this Agreement.

d) It is agreed by the Sellers that a condition of Closing is delivery of an audit for the prior two fiscal years based on SEC Standards of Broadband Infrastructure financial statements, including footnotes, and that the Sellers agree that the purchase price may be subject to adjustment, as agreed by the Buyer and Sellers, based on the results of the audit.

e) The seller agrees to deliver company debt free excluding an approximate $500,000 SBA loan which will remain.

2. PURCHASE OF SHARES.

a) On the Closing Date (as defined below), the Sellers shall issue and sell to the Buyer and the Buyer agrees to purchase from the Sellers, the 100% ownership in the Company, currently all in outstanding shares of Common Stock of Company.

b) Form of Payment. As of the Closing Date (as defined below), the Buyer shall have delivered the purchase consideration for 100% ownership of Broadband Infrastructure, Inc., currently in common shares, in the form of the consideration specified in 1.a) and b) above, which shall be considered full and complete payment, of all consideration for the purchase of the shares, subject to the terms of the Promissory Note and Security and Pledge Agreement.

3. CLOSING DATE.

Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 8 and Section 9 below, Buyer and Sellers agree that the Closing will occur on or before September 30, 2023, or as soon as possible thereafter (the “Closing Date”), but in no case more than sixty days from then. In addition, for clarity, the Sellers have rights under the Security Agreement which shall allow foreclosure thereunder if any of the Promissory Note is defaulted. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Sellers that:

Investment Purpose. As of the Effective Date, the Buyer is purchasing 100% of the ownership of Company, currently in common shares, (the “Securities”), for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

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Accredited Investor Status. The Buyer is a knowledgeable and “sophisticated investor” as that term is defined under case law interpreting exempt transactions under Section 4 of the Securities Act of 1933 Act.

Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Sellers are relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. Sellers will ensure all compliance with exemptions including Regulation D as applicable and required, in a timely fashion.

Information. The Buyer and its advisors, if any, have been, and will continue to be, furnished with all materials relating to the business, finances and operations of the Sellers and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.

Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Sellers, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Seller, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Sellers, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Seller; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the Sellers (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Sellers nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case) with respect to the Buyer’s resale of the Securities. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

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Legends. The Buyer understands that the shares, and, until such time as the Conversion Shares have been registered under the 1933 Act , or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall not be removed as the Company is private.

Authorization; Enforcement. This Agreement has been duly and validly authorized and duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND COMPANY. Except as set forth in any Disclosure Schedules attached hereto, the Sellers and Company hereby make the representations and warranties set forth below to the Buyer as of the Effective Date and as of the Closing Date:

Organization and Qualification. The Sellers have full power and authority to own, use and manage their assets, and to sell the Securities, being all the outstanding common shares of the Company. The Company is duly qualified as a South Carolina corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition, or prospects of the Company, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

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Authorization; Enforcement. (i) The Sellers have and Company have all requisite individual and corporate power and authority respectively to enter into and perform this Agreement, and to consummate the transactions contemplated hereby and thereby and to sell the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Sellers and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Sellers and the Company Board of Directors and no further consent or authorization of the Seller, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Sellers by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Sellers accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Sellers and Company of such shares will constitute, a legal, valid and binding obligation of the Sellers and Company enforceable against the Sellers and Company in accordance with its terms.

Capitalization. No shares are reserved for issuance pursuant to the Company’s stock option plans, no shares are reserved for issuance pursuant to securities (other than the Securities) exercisable for, or exchangeable for shares of Company common stock. There will be, at the closing hereof, only 5,000,000 shares of common stock of the Company issued and outstanding. All such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non- assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. (i) There are no outstanding options, shares, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of shares.

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No Conflicts. The execution, delivery and performance of this Agreement, and the conveyance of the Securities by the Sellers and Company and the consummation by the Sellers and Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and nor is the Company in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, nor has the Company taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company, if any, is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity pending closing. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date.

Absence of Litigation. There is no action, suit, claim, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Sellers, against the Company, threatened against or affecting the Sellers, the Company, or its officers or directors in their capacity as such, that could have a Material Adverse Effect. The Sellers and Company the Company are unaware of any facts or circumstances which might give rise to any of the foregoing.

Patents, Copyrights, etc. The Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (collectively, “Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); There is no claim or action by any person pertaining to, or proceeding pending, or to the Sellers or Company’s knowledge threatened, which challenges the right of the Sellers or Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Sellers knowledge, the Company’s current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Sellers and Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

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No Materially Adverse Contracts, Etc. Neither the Sellers nor the Company is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers have or is expected in the future to have a Material Adverse Effect. The Company is not a party to any contract or agreement which in the judgment of the Company’s officers have or are expected to have a Material Adverse Effect.

Tax Status. The Company has filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. No taxes are due for any years due to loss carryforwards. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state, or local tax. None of the Company’s tax returns are presently being audited by any taxing authority.

Certain Transactions. Except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Sellers could obtain from third parties, none of the officers, directors, or employees of the Sellers and Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Sellers or Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyer pursuant to this Agreement hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Sellers and Company have not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its or their business, properties, prospects, operations, or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company.

Acknowledgment Regarding Buyer’s Purchase of Securities. The Sellers and Company acknowledge and agree that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.

No Brokers. The Sellers and Company have taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement, or the transactions contemplated hereby.

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Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, (“ Company Permits”) and there is no action pending or, to the knowledge of the Seller, or the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Sellers nor the Company have received any notification with respect to possible conflicts, defaults, or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

Title to Property. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects or such as would not have a Material Adverse Effect.

Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Foreign Corrupt Practices. Neither the Sellers nor the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the sale of Securities contemplated hereby, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Filings, Consents and Approvals. Neither the Sellers, nor the Company are required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Sellers of this Agreement and the Securities.

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6. COVENANTS.

Best Efforts. The parties shall use their commercially reasonable best efforts to satisfy timely each of the conditions described in Section 1 and 2 of this Agreement.

Breach of Covenants. If the Sellers or Company breach any of the covenants set forth in this Agreement, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an “Event of Default”.

7. TRANSFER AGENT INSTRUCTIONS. All such certificates purchased hereunder shall bear the restrictive legend specified in Section 4of this Agreement.

8. CONDITIONS PRECEDENT TO THE SELLER’S OBLIGATIONS TO SELL.

The obligation of the Sellers hereunder to issue and sell the shares to the Buyer at the Closing is subject to the satisfaction of each of the following conditions thereto, provided that these conditions are for the Sellers sole benefit and may be waived by the Sellers at any time in its sole discretion:

The Buyer shall have executed this Agreement and delivered the same to the Sellers.

The Buyer shall have delivered the Purchase Price in the form of the documents referenced herein in accordance with Section 1 above.

The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to such Closing Date.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

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9. CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to issue the Note and execute the other documents described herein at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(i) The Sellers and the Company shall have executed this Agreement and delivered the same to the Buyer, together with Written Consent Minutes of the Board of Directors of the Company to enter this Agreement.

(ii) The Sellers shall have delivered to the Buyer the assignment of the duly issued common shares of the Company (5,000,000 in total.

(iii) The representations and warranties of the Sellers and Company shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Sellers and Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Sellers and Company at or prior to the Closing Date.

(iv) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(v) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

(vi) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of South Carolina issued by the Secretary of State of the State of South Carolina as of a date within twenty (20) Business Days of the Closing Date.

(vii) The representations and warranties of the Sellers and Company shall be true and correct in all material respects as of the Effective Date (except for representations and warranties that speak as of a specific date) and the Sellers and Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Sellers or Company at or prior to the Closing Date.

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(viii) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(ix) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

(x) Sellers and Company shall have delivered audited financial statements in accordance with GAAP and SEC Rules and Regulations through Buyers auditor for fiscal 2021 and 2022 and the stub period in 2023.

(xi) There shall be no liabilities of Company unless otherwise agreed by Buyer.

(xii) An independent valuation shall have been completed in conjunction with the audit, and the purchase price shall be adjusted to that value determined by the valuation firm by reducing the Promissory Note balance to be delivered.

(xiii) This Agreement may be cancelled by the Buyer up to Closing in the event of discovery of liabilities which cannot be paid at closing by Sellers, or litigation or financial disputes with contracts, leases, or licenses necessary for the business, or if revenues decline by 10% or more, of Company.

(xiv) The business shall continue to be operated by Sellers in a normal course of operations for period until Closing.

(xv) Sellers shall execute 3-year non-compete agreements for the territory served by the Company.

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10. GOVERNING LAW; MISCELLANEOUS.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts seated in California or in the federal courts located in the State of California. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non- convenience. The Sellers and Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Sellers or Company nor the Buyer make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable express air courier service with charges prepaid, or (iii) transmitted by hand delivery, addressed as set forth below or to such other address as such party shall have been specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Sellers and Company, to:

BROADBAND INFRASTRUCTURE, INC.

If to the Buyer, to:

TPT GLOBAL TECH, INC.

Attn: Stephen J. Thomas, III, CEO

501 West Broadway, Suite 800

San Diego, CA 92101

With a copy to (that shall not constitute notice):

Each party shall provide notice to the other party of any change in address.

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Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Sellers and Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Sellers and Company.

Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Survival. The representations and warranties of the Sellers and Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder. The Sellers and Company agree to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach by the Sellers and Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Officers and Directors. At closing the officers shall deliver resignations and the Board of directors shall appoint the people designated by Buyer as new Directors with the previous directors then resigning effective on the date of closing.

Publicity. The Sellers and Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTC Markets (or other applicable trading market), or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Sellers and Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, OTC Markets (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Sellers and Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

** signature page follows **

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IN WITNESS WHEREOF, the undersigned Buyer and the Sellers and Company have caused this Agreement to be duly executed as of the Closing Date.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas
Name:	Stephen J. Thomas, III
Title:	CEO

BROADBAND INFRASTRUCTURE, INC.

By:	/s/ Braddock Cunningham
Name:
Title:	President

SELLERS

/s/ Braddock Cunningham

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Exhibit A

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Sellers Name	Ownership
Brad Cunningham	100%

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Exhibit B

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SUBSCRIPTION AGREEMENT

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Exhibit C

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CERTIFICATE OF DESIGNATION OF

SERIES A SUPERMAJORITY VOTING PREFERRED STOCK

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Exhibit D

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SECURITY AND PLEDGE AGREEMENT

(COMMERCIAL TRANSACTION)

THIS AGREEMENT dated July 28, 2023, made by TPT Global Tech, Inc. ("Pledgor") to Brad Cunningham ("Lender").

PRELIMINARY STATEMENTS:

Lender has entered into a Note ("Note" or "Loan" or "Loan Agreement," as may be used herein) dated as of even date herewith pursuant to a Securities Purchase Agreement, as it may hereafter be amended or otherwise modified from time to time, with Pledgor, TPT Global Tech, Inc. whereby the Lender has been induced to accept a Promissory Note in the amount of $6,000,000. It is a condition precedent to the making of the Loan by Lender under the Loan Agreement that Pledgor shall have made the pledge contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Loan under the Loan Agreement, and accept the Convertible Promissory Note referenced hereinabove, Pledgor hereby agree as follows:

SECTION 1. Pledge. Pledgor hereby pledges, transfers, and assigns to Lender and any assigns of Lender and grant to Lender a security interest in, the following (the "Pledged Collateral"):

5,000,000 shares of common stock of Broadband Infrastructure, Inc., a South Carolina corporation which stock is being purchased by a Promissory Note for $6,000,000 from the Pledgor;

SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations present or future, direct or indirect, absolute or contingent, matured or not, of Pledgor to Lender under the Loan Agreement, and the Note evidencing the loan made thereunder (the "Note"), whether for principal, interest, fees, expenses or otherwise, and all obligations present or future, direct or indirect, absolute or contingent, matured or not of Pledgor to Lender under this Agreement or the Loan Agreement and Promissory Note (all such obligations of Pledgor being the "Obligations"). Any violation of the terms, including covenants, representations, and warranties, of this Agreement or the Note is an "Event of Default" for which Lender shall have all rights and remedies hereunder and under the Note.

SECTION 3. Delivery of Pledged Collateral.

(a) All certificates or instruments representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all-in form and substance satisfactory to Lender. Upon default notice by the Lender, Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral. In addition, after default Notice by Lender, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for Certificates or instruments of smaller or larger denominations.

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(b) Pledgor shall, upon the request of Lender, deliver, or cause to be delivered to Lender any or all of the Pledged Collateral not referred to in Section 3(a) or (b) if Lender determines in its sole discretion that such delivery will enhance, protect, maintain, create or otherwise aid Lender in the perfection or maintenance of the security interests created hereby.

(c) Pledgor grant hereby the Power of Attorney to transfer the Shares pledged as the Lender may deem appropriate for its security.

SECTION 4. Perfecting Security Interest.

(a) Pledgor shall cause a UCC-1 to be filed with the Secretary of State of Florida evidencing the pledge of all of the Pledged Assets and Pledgor shall cause any other filings to be made and assist Lender in giving any notice as may be required to perfect or maintain Lender's security interest in Pledgor' common shares. Lender may file such UCC-1.

SECTION 5. Representations and Warranties. Pledgor represent and warrant as follows:

(a) Pledgor, is the full and legal owner of the Pledged Shares to the extent issued and outstanding, as applicable, and no other person has or will has any superior right, title, interest or claim in or to the Pledged Shares or to the proceeds thereof, or any part thereof. The Pledged Shares has been duly authorized and validly issued and are fully paid and nonassessable.

(b) Pledgor are, and as to any Pledged Collateral acquired after the date hereof, will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

(c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

(d) Pledgor are duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power, capacity and authority (i) to own, lease and operate its assets, properties and business and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, the Loan Agreement and the Promissory Note and the consummation of the transactions contemplated hereby and therein has been duly authorized by all necessary corporate action by Pledgor.

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(e) The execution, delivery and performance by Pledgor of this Agreement does not and will not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under (a) the incorporating documents or by-laws, (b) any indenture, mortgage, bond, license, permit or loan or credit agreement or any other agreement or instrument to which any Pledgor are a party or by which any Pledgor or any of its properties may be bound or affected or (c) any statute or law or judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority of any state or of the United States or any political subdivision of the foregoing. The execution, performance and delivery by the Pledgor of this Agreement will not result in the creation of any lien with respect to the assets of the Pledgor except for the lien created hereby with respect to the Pledged Collateral.

(f) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, winding up, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights and (ii) general equitable principles including rules governing the granting of specific performance and injunctive relief, which are within the discretion of the court having jurisdiction.

(g) No authorization, consent, validation, approval, license, qualification or formal exemption from, and no filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person, whether located in the United States or elsewhere, is required (i) in connection with the authorization, execution, delivery or performance by Pledgor or either of them, of this Agreement, the Loan Agreement, Promissory Note and the transactions contemplated thereby other than the Regulatory Approvals or the Consulting Agreement, (ii) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance by Pledgor of this Agreement, the Loan Agreement and Promissory Note or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(h) Complete and correct copies of the incorporating documents of Pledgor as of the date hereof have been provided to the Lender on or prior to the date hereof and are in full force and effect.

(i) Except as disclosed herein there is no action, suit, inquiry, litigation, arbitration or administrative or legal proceeding presently pending or, to the best knowledge of Pledgor, threatened against Pledgor before any court or administrative agency of any country or subdivision thereof.

(j) Neither Pledgor nor any portion of Pledgor' property is immune or exempt from the exercise of jurisdiction, whether arising through service or notice of judicial process, attachment or seizure prior to judgment, attachment or seizure in aid of execution following judgment or otherwise, by the courts of the State of Colorado or any other state, province, country, nation or other territorial jurisdiction in which any portion of Pledgor' s property is located or business is conducted except to the extent, if any, that jurisdiction may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights generally.

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(k) Pledgor (i) is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, (ii) does not directly or indirectly control and is not controlled by a company which is an "investment company" as that term is defined in such Act and (iii) is not otherwise subject to regulation under such Act.

(l) During the term of this Agreement and the Note, Pledgor covenants that TPT Global Tech Inc. will maintain current filings under OTC Markets to preserve its trading status.

(m) The representations and warranties set forth herein hereof shall survive the execution of this Agreement and shall continue as long as there shall be any Indebtedness outstanding under this Agreement as if repeated and given again to Lender on each day during the term hereof.

SECTION 6. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, including without limitation filing one or more UCC-1s to protect Lender's security interest in Pledgor’ Assets and making any filing statement or appearance before or with any insurance commission or other regulatory authority. Pledgor authorizes Lender to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Lender covering the Pledged Collateral. Pledgor will join Lender, at its request, in executing all financial statements in form satisfactory to Lender and Pledgor will pay the cost of filing or recording any such financial statement or of this Agreement if it is deemed by Lender to be necessary or desirable.

SECTION 7. Transfers and Other Liens; Additional Shares. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoints Lender as Pledgor' attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and to endorse by this Power of Attorney, any Stock Power to sell, convey the collateral

SECTION 9. Lender May Perform. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 13.

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SECTION 10. Reasonable Care. Lender shall exercise reasonable care in the custody of the Pledged Collateral in its possession or control hereunder at any time. Lender shall be deemed to has exercised reasonable care in the custody and preservation of the Pledged collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not has any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to has knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

SECTION 11. Remedies upon Default. If any Event of Default shall has occurred and be continuing:

(a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Colorado, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Florida, at that time, and Lender may also, without notice except as specified below, exercise any voting or other consensual rights with respect to the Pledged Collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agree that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Lender, upon Default Notice, may notify Escrow Agent to deliver for sale and Lender may sell any collateral hereunder subject only to the applicable provisions of the Uniform Commercial Code as adopted in Colorado.

(c) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 13) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Lender and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus, provided that Lender shall has no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

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(d) All rights and remedies of Lender expressed herein are in addition to all other rights and remedies possessed by Lender in the Loan Agreement, all third-party guaranties and any other agreement or instrument relating to the Obligations.

SECTION 12. Expenses. Pledgor will, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder of (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 13. Security Interest Absolute. All rights of Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Promissory Note, or any other agreement or instrument relating thereto,

(ii) any change in the time, manner, place or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Note,

(iii) any sale, exchange, release, surrender or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any setoff against all or any of the Obligations, or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third-party Pledgor.

SECTION 14. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor here from shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication), mailed or telegraphed or delivered to it, addressed to it at such party's address specified in the Loan Agreement; or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

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SECTION 16. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor, their successors and assigns and (iii) inure to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Loan Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not has been sold or otherwise applied pursuant to the terms hereof.

SECTION 17. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Florida. Unless otherwise defined herein or in the Note, terms defined in the Uniform Commercial Code in the State of Florida are used herein as therein defined.

SECTION 18. Commercial Transaction. This transaction is not a consumer transaction, but, rather, a Commercial Security and Pledge Agreement to which the Uniform Commercial Code, as adopted in Colorado, is applicable.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TPT Global Tech, Inc.
a Florida Corporation

/s/ Stephen J. Thomas
Stephen J. Thomas, CEO

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